                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 1999
                                                           -------------


                         FOUNDATION HEALTH SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                        1-12718                95-4288333
       -----------                     -----------             ------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


              21650 OXNARD STREET, WOODLAND HILLS, CALIFORNIA 91367
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 676-6000
                                                           --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS.

          On July 20, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1, which press release is incorporated by reference herein.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          (c)   EXHIBITS
                --------

                ITEM NO.                  EXHIBIT INDEX
                --------                  -------------
                99.1                      Press release issued July 20, 1999
                                          by the Registrant.


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


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FOUNDATION HEALTH SYSTEMS, INC.


                                By:     /s/ B. Curtis Westen
                                      ---------------------------------
                                      B. Curtis Westen, Esq.
                                      Senior Vice President, General
                                      Counsel and Secretary



Dated:   July 20, 1999

                                  EXHIBIT INDEX


Exhibit Number            Description
--------------            -----------
     99.1                 Press release issued July 20, 1999


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